                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Under Rule 14a-12

                              OVERHILL FARMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
         _______________________________________________________________________

     (2) Aggregate number of securities to which transaction applies:
         _______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         _______________________________________________________________________

     (4) Proposed maximum aggregate value of transaction:
         _______________________________________________________________________

     (5) Total fee paid:
         _______________________________________________________________________

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         _______________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:
         _______________________________________________________________________

     (3)   Filing Party:
         _______________________________________________________________________

     (4)   Date Filed:
         _______________________________________________________________________

                              OVERHILL FARMS, INC.
                             2727 East Vernon Avenue
                            Vernon, California 90058





Dear Stockholders:

      You are cordially invited to attend the 2008 annual meeting of stockholders of Overhill Farms, Inc. that will be held on June 3, 2008 at 9:00 a.m. Pacific time, at our principal executive offices located at 2727 East Vernon Avenue, Vernon, California 90058. All holders of our outstanding common stock as of the close of business on May 2, 2008 are entitled to vote at the meeting.

      Enclosed are a copy of the notice of meeting of stockholders, a proxy statement, a proxy card and our latest annual report on Form 10-K. A current report on our business operations will be presented at the meeting, and stockholders will have an opportunity to ask questions.

      We hope you will be able to attend the meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the proxy card in the enclosed envelope in order to make certain that your shares will be represented at the meeting.

                                 Sincerely,

                                 /S/ James Rudis

                                 James Rudis
                                 Chairman, President and Chief Executive Officer

                              OVERHILL FARMS, INC.
                             2727 East Vernon Avenue
                            Vernon, California 90058
                           __________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 3, 2008

      NOTICE IS HEREBY GIVEN that the 2008 annual meeting of stockholders of Overhill Farms, Inc. will be held on June 3, 2008 at 9:00 a.m. Pacific time, at our principal executive offices located at 2727 East Vernon Avenue, Vernon, California 90058, for the following purposes:

       (1)    to elect five nominees to our board of directors; and

       (2) to transact such other business as may properly come before the meeting or any adjournments and postponements of the meeting.

      Our board of directors has fixed the close of business on May 2, 2008 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting. Only holders of our common stock at the close of business on the record date are entitled to vote at the meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at our executive offices. Stockholders attending the meeting whose shares are held in the name of a broker or other nominee and who wish to vote in person at the meeting should bring with them a legal proxy.

      Accompanying this notice are a proxy card, a proxy statement and copy of our latest annual report. PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. As described in the proxy statement, the proxy may be revoked at any time prior to its exercise at the meeting.


                                             By Order of the Board of Directors,

                                             /S/ Richard A. Horvath

                                             Secretary
Vernon, California
May 2, 2008

                             YOUR VOTE IS IMPORTANT

      YOU ARE CORDIALLY INVITED TO ATTEND THE 2008 ANNUAL MEETING OF STOCKHOLDERS. HOWEVER, EVEN IF YOU DO PLAN TO ATTEND, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED. RETURNING A SIGNED PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING, IF YOU SO DESIRE, BUT WILL HELP US TO SECURE A QUORUM AND REDUCE THE EXPENSE OF ADDITIONAL PROXY SOLICITATION.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

Introduction.................................................................  1

Proposal 1 - Election of Directors...........................................  3

Stockholder Proposals........................................................ 20

Available Information........................................................ 20

Annual Report................................................................ 20

Other Matters................................................................ 21

                              OVERHILL FARMS, INC.
                             2727 East Vernon Avenue
                            Vernon, California 90058
                             _______________________

                                 PROXY STATEMENT

                       2008 ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON JUNE 3, 2008
                             _______________________

                                  INTRODUCTION

DATE, TIME, PLACE, PURPOSE

      This proxy statement is being furnished to holders of common stock of Overhill Farms, Inc., a Nevada corporation, in connection with the solicitation of proxies by our board of directors for use at the 2008 annual meeting of our stockholders, or at any adjournments and postponements of that meeting. This proxy statement and accompanying form of proxy card are first being sent or given to our stockholders on or about May 13, 2008.

      Our 2008 annual meeting of stockholders will be held on June 3, 2008 at 9:00 a.m. Pacific time, at our principal executive offices located at 2727 East Vernon Avenue, Vernon, California 90058. At the annual meeting, you will be asked to consider and vote upon the proposal described in this proxy statement and the accompanying notice of meeting and such other matters as may properly come before the meeting.

VOTING RIGHTS AND VOTES REQUIRED FOR APPROVAL

      We have one class of capital stock outstanding, common stock. Only holders of record of our common stock at the close of business on May 2, 2008, which date has been set as the record date, are entitled to notice of and to vote at the meeting.

      As of the close of business on the record date, there were 15,792,699 shares of our common stock outstanding and entitled to vote at the meeting. Each holder of record of our common stock on the record date is entitled to cast one vote per share on each proposal. Directors will be elected by a plurality of the votes cast assuming a quorum is present. Unless otherwise required by law, any other proposal to be voted upon at the meeting will be deemed approved by our stockholders if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal.

SOLICITATION OF PROXIES

      The proxy card accompanying this proxy statement is solicited on behalf of our board of directors for use at the meeting. Stockholders are requested to complete, date and sign the accompanying proxy card and promptly return it in the accompanying envelope or otherwise mail it to us. All proxies that are properly executed and returned and that are not revoked, will be voted at the meeting in accordance with the instructions indicated on the proxies or, if no direction is indicated, "FOR" the proposal described on the proxy card.

      A stockholder who has given a proxy may revoke it at any time before it is exercised at the meeting, by:

      o delivering to our Secretary (by any means, including facsimile), a written notice, bearing a date later than the date of the proxy, stating that the proxy is revoked;

      o signing and delivering to our Secretary (by any means, including facsimile) a proxy relating to the same shares and bearing a later date prior to the vote at the meeting; or

      o attending the meeting and voting in person (although attendance at the meeting will not, by itself, revoke a proxy, and a stockholder whose shares are held in the name of a broker or other nominee must present a legal proxy in order to vote at the meeting).

      Our board of directors does not presently intend to bring any business before the meeting of our stockholders other than the proposal referred to in this proxy statement and specified in the notice of meeting. So far as is known to our board of directors, no other matters are to be brought before the meeting. As to any business that may properly come before the meeting, however, it is intended that shares represented by proxies held by management will be voted in accordance with the judgment of the persons voting the shares.

      We contemplate that the solicitation of proxies will be made primarily by mail. We will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of shares of our common stock and will reimburse them for their expenses in so doing. We have no present plans to hire special employees or paid solicitors to assist us in obtaining proxies, but we reserve the right to do so if we believe it is necessary to secure a quorum.

QUORUM AND TABULATION OF VOTES

      The required quorum for the transaction of business at the 2008 annual meeting of stockholders is a majority of the shares of our stock issued and outstanding and entitled to vote at the meeting. Votes cast at the meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the meeting.

      Shares of our common stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the meeting. "Broker non-votes" are shares of voting stock held in record name by brokers and nominees concerning which: (i) the brokers or nominees do not have discretionary voting power under applicable rules or the instrument under which they serve in such capacity and instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

      Our board of directors recommends that our stockholders vote "FOR ALL NOMINEES" on the proposal described in this proxy statement and the accompanying notice of meeting.

      THE PROPOSAL TO BE VOTED UPON AT THE MEETING IS DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      Our bylaws provide that our board of directors shall consist of not less than three nor more than ten directors, with the exact number of directors that constitutes our board of directors to be set exclusively by a resolution of our board of directors. The number of directors on our board of directors currently is set at five, and there are no vacancies on our board of directors.

      Our board of directors proposes that our stockholders elect the following five nominees to our board of directors: James Rudis, Harold Estes, Geoffrey A. Gerard, Alexander Auerbach and Alexander Rodetis, Jr. Each of these nominees is, at present, a member of our board of directors. Biographical information on the nominees to our board of directors is set forth below under the heading "Directors, Director Nominees and Executive Officers."

      On February 4, 2008, Louis J. Giraudo voluntarily resigned from our board of directors because of his disagreement with our board's response to indications of interest from his private equity firm and its financial partner as reported on Form 8-K, which was filed with the Commission on February 7, 2008. Our board has decided not to fill the board vacancy resulting from Mr. Giraudo's departure but instead reduced the size of our board to five directors.

      Proxies held by management will be voted in favor of the election of these five nominees unless the stockholder giving a proxy indicates that the proxy shall not be voted for any or all of them. If for any reason any of the five nominees should, prior to the annual meeting, become unavailable for election as a director, an event not now anticipated, the proxies held by management may be voted for a substitute nominee, if any, as recommended by our board of directors.

DIRECTORS, DIRECTOR NOMINEES AND EXECUTIVE OFFICERS

      Below is information regarding our executive officers, directors and director nominees as of May 2, 2008:

                                                                                                DIRECTOR
     NAME                                   AGE           POSITIONS HELD                         SINCE
--------------------------------------------------------------------------------------------------------
James Rudis                                 58     Chairman of the Board, President, Chief        1995
                                                   Executive Officer and Director
Tracy E. Quinn                              53     Interim Chief Financial Officer                 -
Richard A. Horvath                          62     Senior Vice President and Secretary             -
Harold Estes(1)                             68     Director                                       2002
Geoffrey A. Gerard(1)(2)(3)(4)              63     Director                                       2002
Alexander Auerbach(2)(3)(4)                 64     Director                                       2004
Alexander Rodetis, Jr.(1)(4)                65     Director                                       2004
____________

(1) Member of audit committee.
(2) Member of compensation committee.
(3) Member of nominating and governance committee.
(4) Member of special committee.

     The following information regarding the principal occupations and other employment of our directors and executive officers during the past five years and their directorships in certain companies is as reported to us by each of them.

     JAMES RUDIS was elected to our board of directors in April 1995 and has served as President since June 1997. He also served as a director of TreeCon Resources, Inc. (our former parent company) from December 1992 to December 2003, and until December 2003 had served as President of TreeCon Resources (formerly Polyphase Corp.) since July 1997 and Chairman and Chief Executive Officer of TreeCon Resources since February 1998. He served as Executive Vice President of TreeCon Resources from March 1994 until July 1997. Prior to his employment with us and with TreeCon Resources, Mr. Rudis was President of Quorum Corporation, a private consulting firm involved in acquisitions and market development. From 1970 until 1984, he held various executive positions in CIT Financial Corporation, including Vice President and Regional Manager of that company's Commercial Finance Division.

     TRACY E. QUINN has served as our Interim Chief Financial Officer since September 2007. Ms. Quinn filled various senior-level finance and operating positions for the H.J. Heinz Company prior to taking early retirement in 2005 after 21 years with that company. At Heinz, she served as Corporate Controller and Chief Accounting Officer; Vice President-Finance with one of its U.S. frozen foods divisions; Vice President-Strategy Development at the corporate level; Managing Director of its U.S. infant foods business unit; and Chief Financial Officer or Chief Executive Officer of various Heinz international operations.

     RICHARD A. HORVATH has served as our Senior Vice President and Secretary since November 1997. Mr. Horvath also served as our Chief Financial Officer from November 1997 through March 2003 and as a member of our board of directors from November 1999 to September 2004. Mr. Horvath has been in the food industry for 30 years. Prior to his employment with us, Mr. Horvath served as Chief Financial Officer of Martino's. During the period of 1973 to 1996, he held various positions with Carnation Company, Star Kist Foods and Mission Foods.

     HAROLD ESTES was appointed to our board of directors in October 2002. Mr. Estes is the President of Texas Timberjack, Inc. ("TTI"), a wholly-owned subsidiary of TreeCon Resources. He was elected as a director of TreeCon Resources in February 1996 and resigned from the TreeCon Resources board of directors in April 1997. TTI is a distributor of industrial and commercial timber and logging equipment and is also engaged in certain related timber and sawmill operations. Mr. Estes has been President of TTI since 1984, when he acquired TTI from Eaton Corporation. Mr. Estes previously served as a director of Newton Bancshares, Inc., the parent of First National Bank of Newton (Texas), for approximately ten years until the sale of the bank in October 2001.

      GEOFFREY A. GERARD was elected to our board of directors in February 2002. Mr. Gerard served as Secretary and General Counsel of Equivest, Inc. from 1975 to 1977. Mr. Gerard then served as Secretary and General Counsel for two privately held oil and gas exploration companies until 1978. Mr. Gerard has been in the private practice of law in Dallas County, Texas since 1978, specializing in business transactions. Mr. Gerard received a B.S. in Business-Finance and a J.D. from Indiana University.

      ALEXANDER AUERBACH was appointed to our board of directors in September 2004. Mr. Auerbach is President of Alexander Auerbach & Co., Inc., a public relations and marketing services firm that he founded in 1986. Prior to establishing Alexander Auerbach & Co., Inc., Mr. Auerbach served as Chief Operating Officer of two magazine publishing companies. Earlier in his career, Mr. Auerbach was a senior member of the business and financial news staff of The Los Angeles Times and a financial writer for The Boston Globe. Mr. Auerbach holds a B.A. from Columbia University and an M.B.A. from the University of California at Los Angeles.

      ALEXANDER RODETIS, JR. was appointed to our board of directors in September 2004. Mr. Rodetis is currently President and co-founder of Fairway Financial Services LLC, which was organized to provide financial and due diligence guidance to bank and non-bank lending institutions as well as companies seeking solutions to their corporate finance requirements. In addition, Mr. Rodetis is President of Pegasus Financial Services, LLC, which is currently engaged on a project basis, to perform loan reviews and credit assessments for the loan portfolio of a community bank located on the East Coast of the U.S. Mr. Rodetis has been in the financial services community for over thirty years. Mr. Rodetis previously served as the Marketing and Strategic Planning Coordinator and Inventory Appraisal Business Head for The Daley-Hodkin Group, a business valuation, asset disposition and consulting organization. He served as Senior Vice President of General Motors Acceptance Corporation's Commercial Finance Division from 2002 to 2003, where he co-founded the Special Assets Group. From 1998 to 2002, Mr. Rodetis served as Executive Vice President of The Merchants Bank of New York where he co-founded the asset-based lending corporation for that bank. Prior to that, he served as Vice President of Fremont Financial Corp. and of National Westminster Bancorp and held various credit and marketing positions at other banking institutions, including The Chase Manhattan Bank and Citibank North America, Inc. Mr. Rodetis earned a B.S. in Accounting, a B.A. in Business Administration and an M.B.A. in finance from Fairleigh Dickinson University. He has also completed financial analysis and corporate finance courses at The Harvard School of Business.

TERM OF OFFICE AND FAMILY RELATIONSHIPS

     Our directors are elected at each annual stockholders' meeting or at such other times as reasonably determined by our board of directors. Each of our directors is to hold office until his successor is elected and qualified or until his earlier death, resignation or removal. Each of our executive officers serves at the discretion of our board of directors. There are no family relationships among our executive officers, directors and director nominees.

DIRECTOR INDEPENDENCE

     Our corporate governance guidelines provide that a majority of our board of directors and all members of the audit, compensation and nominating and governance committees of our board of directors will be independent. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with us in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Following completion of these questionnaires, our board of directors, with the assistance of the nominating and governance committee, makes an annual determination as to the independence of each director using the current standards for "independence" established by the Securities and Exchange Commission ("Commission") and the American Stock Exchange ("AMEX"), additional criteria set forth in our committee charters and consideration of any other material relationship a director may have with us.

SECURITY HOLDER COMMUNICATIONS WITH OUR BOARD OF DIRECTORS

     Our board of directors has established a process to receive communications from security holders. Security holders and other interested parties may contact any member (or all members) of our board of directors, or the independent directors as a group, any committee of our board of directors or any chair of any such committee, by mail or electronically. To communicate with our board of directors, any individual director or any group or committee of directors, correspondence should be addressed to our board of directors or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent "c/o Secretary" at 2727 East Vernon Avenue, Vernon, California 90058. To communicate with any of our directors electronically, security holders should send an e-mail "c/o Secretary," to info@overhillfarms.com.

     All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for our board of directors will be forwarded promptly to the addressee. In the case of communications to our board of directors or any group or committee of directors, our Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

BOARD COMMITTEES AND MEETINGS

     Our business, property and affairs are managed under the direction of our board of directors. Our directors are kept informed of our business through discussions with our executive officers, by reviewing materials provided to them and by participating in meetings of our board of directors and its committees. During the fiscal year ended September 30, 2007, our board of directors held three meetings. During fiscal year 2007, no incumbent director attended fewer than 75% of the aggregate of the total number of meetings of the board of directors and the total number of meetings held by all committees of the board of directors on which he served.

     Members of our board of directors and its committees also consulted informally with management from time to time and acted at various times by written consent without a meeting during fiscal year 2007. Additionally, the independent members of the board of directors met in executive session regularly without the presence of management.

     Our board of directors has established standing audit, compensation and nominating and governance committees. Each committee has a written charter that is reviewed annually and revised as appropriate. The charters of our audit, compensation and nominating and governance committees are available on our Internet website located at www.overhillfarms.com. Information on our Internet website is not, and shall not be deemed to be, a part of this report or incorporated into any other filings we make with the Commission.

     In January 2008, our board of directors formed a special committee to consider offers for acquisition of all of our outstanding common stock. The special committee has the ability to decline a proposed transaction as well as the ability to negotiate terms. The special committee does not have the right to approve a transaction, but they can recommend approval to our board of directors. Our board of directors has the ultimate right to approve or reject any transaction.

     AUDIT COMMITTEE

     Our audit committee's principal functions are to monitor our financial reporting process and internal control system, review and appraise the audit efforts of our independent auditors and provide an open avenue of communication among our independent accountants, financial and senior management and our board of directors. During fiscal year 2007, the audit committee was composed of Messrs. Rodetis, Gerard and Louis J. Giraudo, with Mr. Rodetis serving as the committee chairman. Following Mr. Giraudo's resignation from our board and audit committee on February 4, 2008, Mr. Estes was appointed to fill the vacancy on the audit committee. Our board of directors has determined that Mr. Rodetis is an "audit committee financial expert" and that each of Messrs. Rodetis, Gerard, Giraudo and Estes are "independent" as defined in Sections 121(A) and 803 of the AMEX listing standards. Our audit committee operates pursuant to a charter approved by our board of directors and audit committee, according to the rules and regulations of the Commission and AMEX. A copy of the charter of our audit committee is posted in the "Investors" section of our website at www.overhillfarms.com. The Audit Committee Report for fiscal year 2007 is included below under the heading "Audit Committee Report."

     COMPENSATION COMMITTEE

     Our compensation committee's primary functions are to administer our stock option and stock plans, approve grants of securities under those plans, review forms of compensation to be provided to our officers and employees, and review and make recommendations to our board of directors regarding all forms of compensation to be provided to our directors. Our entire board of directors also may perform these functions with respect to our stock option and stock plans. During fiscal year 2007, the compensation committee was composed of Messrs. Auerbach, Gerard and Giraudo, with Mr. Auerbach serving as the committee chairman. Mr. Giraudo resigned from the compensation committee in February 2008. Our board of directors has determined that each of Messrs. Auerbach, Gerard and Giraudo is "independent" under Section 121(A) of the AMEX listing standards. Our compensation committee operates pursuant to a charter approved by our board of directors and compensation committee. A copy of the charter of our compensation committee is posted in the "Investors" section of our website at www.overhillfarms.com. One compensation committee meeting was held during fiscal year 2007.

     Additional information concerning the compensation policies and objectives established by our compensation committee is included under the heading "Executive Compensation -- Compensation Discussion and Analysis" below. The Compensation Committee Report for fiscal year 2007 is included below under the heading "Compensation Committee Report."

     NOMINATING AND GOVERNANCE COMMITTEE

     Our nominating and governance committee selects nominees for our board of directors. AMEX rules require that director nominations must be either selected, or recommended for the board's selection, by either a nominating committee comprised solely of independent directors or by a majority of our independent directors. During fiscal year 2007, the committee was composed of Messrs. Gerard and Auerbach, with Mr. Gerard serving as committee chairman. Our board of directors has determined that each of Messrs. Gerard and Auerbach is "independent" under Section 121(A) of the AMEX listing standards.

     The nominating and governance committee assists our board of directors with its nominating function and with reviewing and evaluating our compliance with corporate governance requirements as described in the committee's charter referenced below. The committee utilizes a variety of methods for identifying and evaluating nominees for director, including candidates that may be referred by our stockholders. Stockholders who desire to recommend candidates for the board for evaluation may do so by contacting us in writing, identifying the potential candidate and providing background information. Candidates may also come to the attention of the committee through current board members, professional search firms and other persons. In evaluating potential candidates, the committee will take into account a number of factors, including among others, the following:

      o  independence from management;

      o  whether the candidate has relevant business experience;

      o  judgment, skill, integrity and reputation;

      o  existing commitments to other businesses;

      o  corporate governance background;

      o financial and accounting background, to enable the nominating committee to determine whether the candidate would be suitable for audit committee membership; and

      o  the size and composition of our board.

      Our nominating and governance committee operates pursuant to a charter approved by our board of directors and nominating and governance committee. A copy of the charter of our nominating and governance committee is posted in the "Investors" section of our website at www.overhillfarms.com. Our nominating and governance committee selected by written consent all of the director nominees for re-election to our board of directors at our 2008 annual meeting of stockholders. No nominating and governance committee meetings were held during fiscal year 2007.

POLICY WITH REGARD TO BOARD MEMBERS' ATTENDANCE AT ANNUAL MEETINGS

     It is our policy that our directors are invited and encouraged to attend all of our annual meetings. At the time of our 2007 annual meeting of stockholders, we had seven directors, all of whom were in attendance at the meeting.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities ("reporting persons"), to file with the Commission initial reports of ownership and reports of changes in ownership and to furnish us with copies of all reports that they file.

     Based solely upon a review of copies of the reports furnished to us during the fiscal year ended September 30, 2007 and thereafter, or any written representations we received from reporting persons that no other reports were required, we believe that, during fiscal year 2007, except as set forth below, all Section 16(a) filing requirements applicable to our reporting persons were met.

     The following individuals did not timely file the following numbers of Forms 4 to report the following transactions: Mr. Estes - two reports, nineteen transactions; and Mr. Gerard - one report, three transactions. We believe that each of the foregoing individuals has prepared and filed all required Forms 4 to report their respective transactions.

     Ms. Quinn did not timely file a Form 3 upon becoming an executive officer of our company. Ms. Quinn subsequently prepared and filed a Form 3.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

   COMPENSATION GOVERNANCE

      Our compensation committee is responsible for reviewing and making recommendations to our board of directors regarding compensation policy for our executive officers and also has the authority to approve grants under our option and stock plans.

   COMPENSATION PHILOSOPHY AND OBJECTIVES

      Our compensation programs for our executive officers are intended to reflect our performance and the value created for our stockholders. We are engaged in a very competitive industry, and our success depends upon our ability to attract and retain qualified executives through the competitive compensation packages we offer to these individuals. Our current compensation philosophy is based on three central objectives:

      o To provide an executive compensation structure and system that is both competitive in the marketplace and also internally equitable based upon the weight and level of responsibilities of each executive;

      o To attract, retain and motivate qualified executives within this structure, and reward them for outstanding performance-to-objectives and business results; and

      o To structure our compensation policy so that the compensation of executive officers is dependent in part on the achievement of our current year business plan objectives and dependent in part on the long-term increase in our net worth and the resultant improvement in shareholder value, and to maintain an appropriate balance between short and long-term performance objectives.

      The compensation committee evaluates both performance and compensation to ensure that the total compensation paid to our executive officers is fair, reasonable and competitive. The principal components of compensation for our executives consist of base salary, discretionary bonuses and perquisites and other personal benefits.

      We also offer alternative sources of compensation, such as stock options, to our executive officers. Options provide executive officers with the opportunity to buy and maintain an equity interest in our company and to share in the appreciation of the value of our common stock. In addition, if a participant were to leave prior to the exercise of the participant's options, the unexercised options would be forfeited after the expiration of the period specified in the options. This makes it more difficult for competitors to recruit key employees away from us. We believe that option grants afford a desirable long-term compensation method because they closely align the interests of our management and other employees with stockholder value and motivate officers to improve our long-term stock performance. No stock options were granted in fiscal year 2007.

      Section 162(m) of the Internal Revenue Code places a limit on the amount of compensation that may be deducted in any year with respect to each of our named executive officers. It is our policy that, to the extent possible, compensation will be structured so that the federal income tax deduction limitations will not be exceeded.

   EXECUTIVE COMPENSATION FOR FISCAL YEAR 2007

      We consider individual experience, responsibilities and tenure when determining base salaries. In addition, we analyze qualitative and quantitative factors when awarding incentive compensation, such as our achievements and financial performance compared to pre-established performance goals.

      In fiscal year 2007, our compensation for named executives consisted of base salary, discretionary bonuses and perquisites. No stock options or other equity incentives were granted. As of September 30, 2007, our board of directors, upon recommendation of the compensation committee, approved bonus criteria for each eligible executive officer for fiscal year 2007. The primary criteria related to our overall performance, progress on strategic objectives and each individual's contribution to that performance. Detailed information regarding the executive compensation program for fiscal year 2007 is contained below under the heading "Executive Bonus Program."

      During fiscal year 2007, we improved our financial performance compared to fiscal year 2006, with year-over-year increases in revenues of 14.5% and although this did not equate to bottom line growth in fiscal year 2007, we expect the addition of new key accounts to add to profitability. We also strengthened our balance sheet and improved our capital and liquidity positions. As a result, under the bonus program Mr. Rudis received a total bonus of $56,700, Ms. Quinn received a total bonus of $675 and Mr. Horvath received a total bonus of $19,851.

   CONCLUSION

      Our policy is not to disclose target levels with respect to specific quantitative or qualitative performance-related factors or factors considered to involve confidential business information, because their disclosure would have an adverse effect on us. Attracting and retaining talented and motivated management and employees is essential to create long-term stockholder value. Offering a competitive, performance-based compensation program with an equity component helps to achieve this objective by aligning the interests of executive officers and other key employees with those of stockholders. We believe that our fiscal year 2007 compensation program met these objectives.

      THE FOLLOWING COMPENSATION COMMITTEE REPORT IS NOT DEEMED FILED WITH THE COMMISSION. NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF OUR PREVIOUS FILINGS MADE UNDER THE SECURITIES ACT OR UNDER THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS MADE BY US UNDER THOSE STATUTES, THE COMPENSATION COMMITTEE REPORT WILL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH PRIOR FILINGS OR INTO ANY FUTURE FILINGS MADE BY US UNDER THOSE STATUTES.

COMPENSATION COMMITTEE REPORT

      The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management, and based on that review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in the Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

                                             Compensation Committee

                                             Alexander Auerbach, Chairman
                                             Geoffrey A. Gerard

SUMMARY COMPENSATION TABLE

      The following table sets forth for fiscal years 2007 and 2006 compensation awarded or paid to Mr. James Rudis, our Chairman, Chief Executive Officer and President, Mr. John L. Steinbrun, our former Senior Vice President, Chief Financial Officer and Chief Operating Officer, Ms. Tracy E. Quinn, our Interim Chief Financial Officer and Mr. Richard A. Horvath, our Senior Vice President and Secretary, for services rendered to us. Messrs. Rudis, Steinbrun, Horvath and Ms. Quinn are also referred to in this section as "named executive officers." We have no other executive officers.

                                                                                    ALL OTHER
                                                                                 COMPENSATION ($)
NAME AND PRINCIPAL POSITIONS      YEAR          SALARY ($)        BONUS ($)            (5)               TOTAL ($)
-----------------------------   -------------------------------  -------------  -------------------   ----------------

James Rudis,                      2007          $ 306,006         $  56,700       $ 188,573 (1)          $ 551,279
 Chief Executive Officer          2006          $ 303,446         $ 131,720       $ 196,109 (2)          $ 631,275
  and President

John L. Steinbrun,                2007          $ 242,177 (3)         --                --               $ 242,177
  Senior Vice President,          2006          $ 257,200         $ 101,600             --               $ 358,800
  Chief Financial Officer
  and Chief Operating
  Officer

Tracy E. Quinn,                   2007          $  22,500 (4)      $    675             --               $  23,175
  Interim Chief Financial
  Officer

Richard A. Horvath,               2007          $ 147,191          $ 19,851             --               $ 167,042
  Senior Vice President,          2006          $ 147,191          $ 25,346             --               $ 172,537
  and Secretary
____________

(1) Mr. Rudis received certain perquisites and other personal benefits which consist of the following:
      a. Premium paid of $13,206 for term life insurance for the benefit of Mr. Rudis' spouse; and,
      b. Mr. Rudis maintains an office in both Vernon, California and New York. $175,367 represents perquisites or other benefits relating to payment of or reimbursement for commuting expenses between New York and California, including $140,733 for airfare, $25,215 for lodging and $9,419 for transportation, meals and other miscellaneous expenses.

(2) The amount represents perquisites or other benefits relating to payment or reimbursement of commuting expenses between New York and California, payout of unused vacation accrual from prior years and term life insurance premiums for the benefit of Mr. Rudis' spouse.

(3) Mr. Steinbrun voluntarily resigned from all of his positions effective September 6, 2007.

(4) Ms. Quinn was appointed Interim Chief Financial Officer effective September 6, 2007.

(5) The value of perquisites and other personal benefits was less than $10,000 in the aggregate for each named executive other than Mr. Rudis.

EXECUTIVE EMPLOYMENT AGREEMENTS

      JAMES RUDIS

      Mr. Rudis' employment agreement, as amended, initially ran through October 31, 2007. Pursuant to a termination option extension agreement we entered into with Mr. Rudis on November 30, 2006, we and Mr. Rudis chose not to terminate the employment agreement. On January 10, 2008, our board of directors approved a modification and extension for Mr. Rudis' employment agreement. The new agreement is effective retroactive to November 1, 2007 and will expire on December 31, 2009. After the initial term, the relationship will be at-will and may be terminated by the Company at any time or by Mr. Rudis upon at least 60 days' written notice. Upon termination, Mr. Rudis would be entitled to receive accrued and unpaid base salary, unreimbursed business expenses and accrued but unused vacation pay.

      Mr. Rudis' base salary, as of September 30, 2007, was $297,654 per year. Mr. Rudis' amended base salary, based on the new agreement is $348,000, and we will review his compensation annually and increase it in a percentage not less than that of the annual increase in the cost of living. The employment agreement contains a modified covenant by Mr. Rudis not to compete with us during the term of his employment and for a period of one year thereafter. We have agreed to provide at our expense a $1.0 million life insurance policy on Mr. Rudis' life, payable to a beneficiary of his choice, and to pay to him up to $800 per month for an automobile lease and to reimburse him for all operating expenses relating to the leased automobile. In addition, if Mr. Rudis chooses not to participate in our existing group medical insurance plan, we have agreed to reimburse him for health insurance premiums he pays through the term of the employment agreement and any extensions for him and his immediate family, up to the amounts he paid for such coverage immediately prior to the effective date of the employment agreement. We have also increased Mr. Rudis' vacation time from three weeks to four weeks annually and, at his option, Mr. Rudis can accrue vacation time beyond each year or be paid in cash for all or part of any unused vacation days.

      Mr. Rudis is also entitled to receive a minimum payment of $300,000 upon:

      o an individual, entity or group becoming the beneficial owner of more than 50% of the total voting power of our total outstanding voting securities on a fully-diluted basis;

      o an individual or entity acquiring substantially all of our assets and business; or

      o a merger, consolidation, reorganization, business combination or acquisition of assets or stock of another entity, other than in a transaction that results in our voting securities outstanding immediately before the transaction continuing to represent at least 50% of the combined voting power of the successor entity's outstanding voting securities immediately after the transaction.

      However, a change in control does not include a financing transaction approved by our board of directors and involving the offering and sale of shares of our capital stock.

      The employment agreement also provides that if Mr. Rudis is terminated by reason of his death or disability, he or his estate is entitled to receive:

      o his base salary, bonuses earned and reimbursement for business expenses, in each case through the date of termination;

      o all rights to which he or his estate is entitled under his life insurance policy; and

      o     all amounts to which he is entitled under any profit sharing plan.

      If Mr. Rudis voluntarily resigns prior to the end of the term, he will not be entitled to receive any bonus payments. If he is terminated other than for cause, he will be entitled to receive his salary for the remainder of the term of the agreement, monthly payments for one year equal to the monthly premium required to maintain his life and health insurance benefits pursuant to COBRA under our group health insurance plan, to have all indebtedness by him to us forgiven and to use the car provided to him in his employment agreement for one year following the date of termination.

      In addition, if the Company were to terminate Mr. Rudis without cause, then subject to certain requirements, Mr. Rudis would be entitled to:

      o a severance benefit in the form of continuation of his base salary in effect at the date of termination and payment of COBRA health insurance premiums for the longer of twelve months or the remaining unexpired portion of the initial term of the agreement; and

      o a pro rated bonus payment under the terms of a bonus plan, if any, pursuant to which a bonus has been earned, payable at the time provided in the bonus plan.

      On execution of the employment agreement, Mr. Rudis was awarded a signing bonus of $75,000 in consideration of his execution of the agreement and will be eligible to receive annual bonuses during the employment period in the discretion of the compensation committee.

      TRACY E. QUINN

      Ms. Quinn's employment arrangement commenced on September 10, 2007. The initial term of Ms. Quinn's employment was for 90 days and is reviewable by us every 30 days, and terminable at will by either party. Ms. Quinn receives a monthly base salary of $30,000.

      RICHARD A. HORVATH

      Mr. Horvath receives an annual base salary of $139,991 and an automobile allowance of $600 per month. Our board of directors determines Mr. Horvath's discretionary bonus based on performance and his contributions to our success.

      EXECUTIVE BONUS PROGRAM

      Upon recommendation of the compensation committee, our board of directors approved bonus programs for fiscal year 2007 for certain of the named executive officers. The bonuses were paid in fiscal year 2008.

      The bonus program approved for James Rudis permits a bonus of $6,700 in the form of a 401(k) contribution and a performance bonus payable in cash equal to approximately 17% of Mr. Rudis' base salary based upon Mr. Rudis' contribution to our success during fiscal year 2007. Under the 2007 bonus program, Mr. Rudis received a total bonus of $56,700, consisting of $50,000 in cash and a $6,700 401(k) contribution.

      The bonus program approved for Tracy E. Quinn permits a discretionary bonus equal to 3% of Ms. Quinn's gross W-2 earnings payable in the form of a 401(k) contribution. Under the 2007 bonus program, Ms. Quinn received a total bonus of $675, consisting of a 401(k) contribution.

      The bonus program approved for Richard A. Horvath permits a discretionary bonus equal to 3% of Mr. Horvath's gross W-2 earnings payable in the form of a 401(k) contribution and a discretionary performance bonus payable in cash equal to approximately 11% of Mr. Horvath's base salary based upon Mr. Horvath's contribution to our success during fiscal year 2007. Under the 2007 bonus program, Mr. Horvath received a total bonus of $19,851, consisting of $15,000 in cash and a $4,851 401(k) contribution.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

      The following table provides information regarding the number of shares of common stock underlying options held by the named executive officers at September 30, 2007.

                                  OPTION AWARDS
                            --------------------------------------------------------------------------------
                                NUMBER OF              NUMBER OF
                                SECURITIES            SECURITIES
                                UNDERLYING            UNDERLYING
                               UNEXERCISED            UNEXERCISED            OPTION              OPTION
                               OPTIONS (#)            OPTIONS (#)        EXERCISE PRICE        EXPIRATION
     NAME                      EXERCISABLE           UNEXERCISABLE             ($)                DATE
------------------------    -------------------    ------------------    ----------------     --------------

James Rudis                      300,000                   -             $    1.60                 (1)
                                  69,136                   -                  1.47                 (2)
                                  10,288                   -                  1.50                 (2)
                                  10,288                   -                  2.00                 (2)
                                  10,288                   -                  2.50                 (2)

John L. Steinbrun                   -                      -                    -                   -

Tracy E. Quinn                      -                      -                    -                   -

Richard A. Horvath                20,000                   -             $    1.60                 (1)
                                   7,000                   -                  1.47                 (2)
___________

(1) Option expiration date is September 30, 2012.

(2) Option expiration date is February 1, 2015.

OPTION EXERCISES

      The following table summarizes the option exercises for each of our named executive officers for the year ended September 30, 2007:

                                             OPTION AWARDS
                             ----------------------------------------------
                              SHARES ACQUIRED          VALUE REALIZED ON
         NAME                 ON EXERCISE (#)          EXERCISE ($) (1)
------------------------     -------------------     ----------------------

James Rudis                          --               $        --

John L. Steinbrun                 250,000                   662,284

Tracy E. Quinn                       --                         --

Richard A. Horvath                   --                         --
____________
(1) Based on the difference between the market price of a share of our common stock on the dates of exercise and the exercise price per share so exercised.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

      We have entered into agreements with our named executive officers that provide certain benefits upon the termination of their employment under certain prescribed circumstances. Those agreements are described above under "Executive Employment Agreements."

      In accordance with the rules of the Commission, the following table presents our estimate of the benefits payable to the named executive officers under their employment agreements assuming that (A) a change in control occurred on September 28, 2007, the last business day of fiscal 2007, (B) a qualifying termination occurred on September 28, 2007, which is a termination by the executive for "good reason" or by us without "cause," or (C) a non-qualifying termination occurred on September 28, 2007, which is a voluntary termination by the executive for other than "good reason," by us for "cause," by us prior to renewal as provided in the executive employment agreements or by us upon the executive's death or disability.

                                                             SALARY AND         CONTINUATION OF        TOTAL VALUE
         NAME                        TRIGGER                    BONUS               BENEFITS               (5)
------------------------    --------------------------     ----------------     -----------------     ---------------
James Rudis                 Change in Control              $        -  (1)      $         -            $         -
                            Qualifying Termination             158,630 (2)           41,994 (3)            200,624
                            Non-Qualifying                     130,010               13,206 (4)            143,216
                            Termination

John L. Steinbrun           Change in Control                     -                    -                       -
                            Qualifying Termination                -                    -                       -
                            Non-Qualifying                        -                    -                       -
                            Termination

Tracy E. Quinn              Change in Control                     -                    -                       -
                            Qualifying Termination                -                    -                       -
                            Non-Qualifying                        -                    -                       -
                            Termination

Richard A. Horvath          Change in Control                     -                    -                       -
                            Qualifying Termination                -                    -                       -
                            Non-Qualifying                        -                    -                       -
                            Termination
____________

(1) Pursuant to Mr. Rudis' modified agreement, as of November 1, 2007, Mr. Rudis is entitled to a $300,000 change in control payment.

(2) Includes base salary for the remainder of the term of employment, any bonus earned through the date of termination, accrued but unused vacation and sick pay.

(3) Includes use of the car for one year, monthly premiums required to maintain his health insurance and term life insurance premiums for the benefit of Mr. Rudis' wife.

(4) Includes for one year, monthly premiums required to maintain term life insurance for the benefit of Mr. Rudis' wife.

(5) Excludes the value to the executive of the continuing right to indemnification and continuing coverage under our directors' and officers' liability insurance, if applicable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      During fiscal year 2007, the compensation committee was composed of Messrs. Auerbach, Gerard and Giraudo, with Mr. Auerbach serving as the committee chairman. Mr. Giraudo resigned from the compensation committee in February 2008. No director who was a member of the compensation committee during fiscal year 2007 was an officer or employee of ours during fiscal year 2007, was formerly an officer of ours, or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K under the Securities Act of 1933, as amended, except that as disclosed under the heading "Certain Relationships and Related Transactions -- Transactions with Related Persons," Mr. Auerbach is a stockholder, director and officer of a company that provided us with public relations and marketing services in exchange for fees that constituted more than 5%, or approximately $36,000 during our fiscal year 2007, of that company's gross revenues for its fiscal year ended January 31, 2007. None of our executive officers serves as a member of a compensation committee of another corporation (or other board committee of such company performing similar functions or, in the absence of any such committee, the entire board of directors of such corporation), one of whose executive officers serves on our compensation committee. None of our executive officers serves as a director of another corporation, one of whose executive officers served on our compensation committee.

DIRECTOR COMPENSATION

      Non-employee directors are entitled to cash payments of $2,500 per month in consideration for their service on our board of directors. We may also periodically award options to our directors under our existing option and stock plans or otherwise.

      In January 2008, our board of directors formed a special committee to consider offers for acquisition of all of our outstanding common stock. The special committee consists of Messrs Auerbach, Gerard and Rodetis, with Mr. Rodetis serving as the committee chairman. The members of the special committee receive additional cash payments of $2,500 per month and the chairman receives $5,500 per month.

      Mr. Rudis and Mr. Steinbrun each were compensated as a full-time employee and officer and received no additional compensation for service as board members during fiscal year 2007. Information regarding the compensation awarded to Messrs. Rudis and Steinbrun is included in the "Summary Compensation Table" above.

DIRECTOR COMPENSATION TABLE

      The following table summarizes the compensation of our non-employee directors for the fiscal year ended September 30, 2007:

                                   FEES EARNED
                                     OR PAID          OPTION
                                     IN CASH          AWARDS          TOTAL
               NAME                  ($)(1)           ($)(2)           ($)
    ------------------------       ----------       ---------       ----------
    Geoffrey A. Gerard             $ 30,000          $  --           $ 30,000
    Alexander Auerbach (3)           30,000             --             30,000
    Louis J. Giraudo                 30,000             --             30,000
    Alexander Rodetis, Jr.           30,000             --             30,000
    Harold Estes                     30,000             --             30,000
   __________
(1) For a description of annual director fees, see the disclosure above under "Director Compensation." The value of perquisites and other personal benefits was less than $10,000 in aggregate for each director.

(2) There were no stock options awarded during fiscal 2007. Outstanding options held by each director as of September 30, 2007 were as follows:
      o     Geoffrey A. Gerard - 53,000 options, which are fully vested
      o     Alexander Auerbach - 25,000 options, which are fully vested
      o     Louis J. Giraudo - 25,000 options, which are fully vested
      o     Alexander Rodetis, Jr. - 25,000 options, which are fully vested
      o     Harold Estes - Zero options remained unexercised

(3) Mr. Auerbach's firm, Alexander Auerbach & Co., also provides us with public relations and marketing services, for which we paid $36,000 during fiscal year 2007. See "Certain Relationships and Related Transactions - Transactions with Related Persons" below.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

     As of the close of business on May 2, 2008, a total of 15,792,699 shares of our common stock were outstanding. The following table sets forth certain information as of that date regarding the beneficial ownership of our common stock by:

      o     each of our directors and director nominees;

      o     each of our named executive officers;

      o     all of our directors and executive officers as a group; and

      o each person known by us to beneficially own more than 5% of the outstanding shares of our common stock.

     Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Commission and generally includes voting or investment power with respect to securities. Except as indicated below, we believe each holder possesses sole voting and investment power with respect to all of the shares of common stock owned by that holder, subject to community property laws where applicable. In computing the number of shares beneficially owned by a holder and the percentage ownership of that holder, shares of common stock subject to options held by that holder that are currently exercisable or are exercisable within 60 days after the date of the table are deemed outstanding. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group.

     The inclusion of shares in this table as beneficially owned is not an admission of beneficial ownership. Except as indicated in the footnotes below, the address for each named beneficial owner is the same as ours.

                                                         AMOUNT AND NATURE OF        PERCENT
        NAME AND ADDRESS OF BENEFICIAL OWNER             BENEFICIAL OWNERSHIP        OF CLASS
---------------------------------------------------      --------------------        --------
 William Blair & Company, L.L.C....................           2,179,824(1)             13.8%
 Lord, Abbett & Co. LLC............................           1,664,095(2)             10.5%
 Harold Estes......................................           1,128,265(3)              7.1%
 Coliseum Capital Management, LLC..................           1,012,030(4)              6.4%
 James Rudis.......................................             605,550(5)              3.7%
 Geoffrey A. Gerard................................              70,000(7)                *
 Richard A. Horvath................................              27,000(6)                *
 Alexander Auerbach................................              30,000(8)                *
 Alexander Rodetis, Jr.............................              25,000(6)                *
 Tracy E. Quinn....................................                  --                   -
 John L. Steinbrun.................................                  --                   -
 All directors and executive officers as a group
    (7 persons)....................................           1,885,815(9)             11.6%
_____________

*     Less than 1.0%.

(1) Based upon a Schedule 13G/A No. 3 filed with the Commission by William Blair & Company, L.L.C. for December 28, 2007. Includes shares owned of record by William Blair Small Cap Growth Fund, over which power to vote or dispose of the shares is held by Colin Williams, portfolio manager to the Fund, and Karl Brewer, portfolio manager to the Fund and principal of William Blair & Company, L.L.C. The address for William Blair & Company, L.L.C. is 222 W. Adams Street, Chicago, Illinois 60606.

(2) Based upon a Schedule 13G filed with the Commission by the holder for March 31, 2008 in its capacity as an investment adviser. The address for the holder is 90 Hudson Street, Jersey City, New Jersey 07302.

(3)   Mr. Estes' address is 6004 South US Highway 59, Lufkin, Texas 75901.

(4) Based upon a Schedule 13G filed with the Commission by the holder for December 31, 2007. Power to vote or dispose of the shares is shared by Coliseum Capital Management, LLC ("CCM"), Coliseum Capital, LLC ("CC"), Coliseum Capital Partners, L.P. ("CCP"), Adam Gray and Christopher Shackelton. CCM is an investment adviser whose client, CCP, has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the shares shown in the table as beneficially owned by CCM. CC is the general partner of CCP. Messrs. Gray and Shackelton are the managers of CC and CCM. The address for the holder is 825 Third Avenue, 36th Floor, New York, New York 10022.

(5)   Includes 400,000 shares of common stock underlying options.

(6)   Represents shares of common stock underlying options.

(7)   Includes 55,000 shares of common stock underlying options.

(8)   Includes 25,000 shares of common stock underlying options.

(9)   Includes 532,000 shares of common stock underlying options.

EQUITY COMPENSATION PLAN INFORMATION

     The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of September 30, 2007.

                                             NUMBER OF                                 NUMBER OF SECURITIES
                                         SECURITIES TO BE                              REMAINING AVAILABLE
                                            ISSUED UPON                                FOR FUTURE ISSUANCE
                                            EXERCISE OF         WEIGHTED-AVERAGE           UNDER EQUITY
                                            OUTSTANDING          EXERCISE PRICE         COMPENSATION PLANS
                                         OPTIONS, WARRANTS       OF OUTSTANDING       (EXCLUDING SECURITIES
                                              OR STOCK          OPTIONS, WARRANTS           REFLECTED
             PLAN CATEGORY                    RIGHTS             OR STOCK RIGHTS          IN COLUMN (a))
------------------------------------    --------------------    ------------------    -----------------------
                                                (a)                   (b)                       (c)

Equity compensation plans approved
  by security holders                       749,000 (1)               $1.56                   139,000 (2)

Equity compensation plans not
  approved by security holders                   -                      -                       -

     Total                                  749,000                   $1.56                  139,000
____________

(1) Represents shares of common stock underlying options granted under our 2002 Employee Stock Option Plan and 2005 Stock Plan.

(2) Represents shares of common stock authorized for issuance under our 2002 Employee Stock Option Plan, which plan was adopted by our board of directors and then majority stockholder on September 25, 2002, to be effective as of October 29, 2002; the plan was further approved by our stockholders at our 2003 annual meeting. Also represents shares of common stock authorized for issuance under our 2005 Stock Plan, which was adopted by our board of directors on February 1, 2005, approved by our then majority stockholder on February 24, 2005 and approved by our stockholders at our 2005 annual meeting. Our 2002 Employee Stock Option Plan and 2005 Stock Plan each provide that if, at any time while that plan is in effect or unexercised options granted under that plan are outstanding, there is an increase or decrease in the number of issued and outstanding shares of our common stock through the declaration of a stock dividend or through a recapitalization that results in a stock split, combination or exchange of shares, then appropriate adjustment shall be made in the maximum number of shares authorized for issuance under that plan so that the same proportion of our issued and outstanding shares of common stock will continue to be subject to being optioned under the plan and appropriate adjustment will be made in the number of shares and the exercise price per share then subject to outstanding options so that the same proportion of our issued and outstanding shares will remain subject to purchase at the same aggregate exercise price.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      POLICIES AND PROCEDURES FOR REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

      Our board of directors has the responsibility to review and discuss with management and approve material transactions with related parties. These transactions are governed by the policies and procedures contained in our Policies and Procedures for the Approval of Related Party Transactions and our Code of Conduct. During the review process, the material facts as to the related party's interest in a transaction are disclosed to all board members. Under the policies and procedures, the board is to review each interested transaction with a related party that requires approval and either approve or disapprove of the entry into the related party transaction. A related party transaction is any transaction in which we are a participant and any related party has or will have a direct or indirect interest. Transactions that are in the ordinary course of business and would not require either disclosure pursuant to Item 404(a) of Regulation S-K or approval of the board would not be deemed a related party transaction. No director may participate in any discussion or approval of a related party transaction with respect to which he or she is a related party. Our board intends to approve only those related party transactions that it believes are in our best interests.

     TRANSACTIONS WITH RELATED PERSONS

     Other than as described below, there were no transactions or series of transactions to which we were or are a party involving an amount in excess of $120,000 and in which any director, executive officer, holder of more than 5% of our voting stock, or members of the immediate family of any foregoing persons, had or will have a direct or indirect material interest. All of the transactions listed below were approved by our board of directors.

     In February 2004, we engaged Alexander Auerbach & Co., Inc. ("AAPR") to provide us with public relations and marketing services. AAPR provides public relations, media relations and communications marketing services to support our sales activities. Alexander Auerbach, who is one of our directors and director nominees, is a stockholder, director and officer of AAPR. We paid to AAPR $36,000 for services rendered under this engagement during fiscal year 2007. These fees totaled more than 5% of AAPR's gross revenues for its fiscal year ended January 31, 2007. We also paid to AAPR $17,000 for services rendered under this engagement from October 1, 2007 through May 2, 2008.

     We are or have been a party to employment and compensation arrangements with related parties, as more particularly described above under the headings "Executive Compensation" and "Director Compensation."

     The interest of the related party in each matter described above was disclosed to our board of directors before our board of directors approved the matter.

AUDIT COMMITTEE REPORT

     The audit committee of our board of directors reviewed and discussed with the independent registered public accounting firm all matters required by standards of the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and reviewed and discussed our audited financial statements, both with and without management present. In addition, the audit committee obtained from the independent registered public accounting firm a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

     Based upon the audit committee's review and discussions with management and the independent registered public accounting firm, the audit committee recommended to our board of directors that our audited financial statements be included in our annual report on Form 10-K for fiscal year 2007, for filing with the Commission. The audit committee also appointed the independent registered public accounting firm.

                                                Audit Committee

                                                Alexander Rodetis, Jr., Chairman
                                                Geoffrey A. Gerard
                                                Harold Estes

PRINCIPAL ACCOUNTANT FEES AND SERVICES

      PRINCIPAL INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We anticipate that a representative of Ernst & Young LLP, our principal independent registered public accounting firm for fiscal year 2007 and our current fiscal year, will be present at our 2008 annual stockholders' meeting, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

      AUDIT AND NON-AUDIT FEES

     The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of our annual financial statements for fiscal years 2007 and 2006:

                                           2007                     2006
                                       ------------              -----------
        Audit Fees                       $649,000                 $414,000

        Audit-Related Fees                     --                       --

        Tax Fees                               --                       --

        All Other Fees                         --                       --

      AUDIT FEES. Audit fees consist of amounts billed for professional services rendered for the audit of our annual consolidated financial statements included in our Annual Reports on Form 10-K, and reviews of our interim consolidated financial statements included in our Quarterly Reports on Form 10-Q and our Registration Statement on Form S-3, including amendments thereto, and the audit of our internal control over financial reporting as required under Section 404 of the Sarbanes-Oxley Act of 2002.

      AUDIT-RELATED FEES. Audit-Related Fees consist of fees billed for professional services that are reasonably related to the performance of the audit or review of our consolidated financial statements but are not reported under "Audit Fees."

      TAX FEES. Tax Fees consist of fees for professional services for tax compliance activities, including the preparation of federal and state tax returns and related compliance matters.

      ALL OTHER FEES. Consists of amounts billed for services other than those noted above.

      PRE-APPROVAL POLICY

      Our audit committee's policy is to pre-approve all auditing services and permitted non-audit services to be performed for us by our independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act that are approved by the audit committee prior to the completion of the audit. During fiscal year 2007, all services performed by Ernst & Young LLP were pre-approved by our audit committee in accordance with these policies and applicable Commission regulations.

                              STOCKHOLDER PROPOSALS

      Pursuant to Rule 14a-8 of the Exchange Act, proposals by stockholders that are intended for inclusion in our proxy statement and proxy and to be presented at our 2009 annual stockholders' meeting must be received by us by January 2, 2009 in order to be considered for inclusion in our proxy materials relating to our 2009 annual stockholders' meeting. Such proposals should be addressed to our Secretary and may be included in next year's annual stockholders' meeting proxy materials if they comply with rules and regulations of the Commission governing stockholder proposals. For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, our principal executive offices in accordance with the advance notice provisions of our bylaws.

      Our bylaws provide that nominations of persons for election to our board of directors may be made by any stockholder of the corporation entitled to vote for the election of directors at a meeting if appropriate written notice of the stockholder's intent to make a nomination is delivered to or mailed and received by our Secretary at our principal executive offices not later than: (1) with respect to an election to be held at an annual stockholders' meeting, 90 days prior to the date one year after the immediately preceding annual meeting of stockholders, or (2) with respect to an election to be held at a special stockholders' meeting, the close of business on the tenth day following the date on which notice of the special meeting is first given to stockholders. The presiding officer at the meeting may refuse to acknowledge the nomination of any person not made in full compliance with this procedure.

      Our bylaws provide that for all other proposals to be timely, an appropriate stockholder's notice must be received by us at our principal executive offices not less than 20 days nor more than 50 days prior to next year's annual stockholders' meeting, except that if we give less than 30 days' notice or prior public disclosure of the date of the meeting, notice by a stockholder to be timely must be received by us not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or publicly disclosed. If the presiding officer at the annual meeting determines and declares that a stockholder who wishes to bring business before the annual meeting has failed to comply with this notice procedure, then the business proposed by the stockholder shall not be transacted.

                              AVAILABLE INFORMATION

      We are subject to the informational requirements of the Exchange Act. In accordance with that act, we file reports, proxy statements and other information with the Commission. These materials can be inspected and copied at the Public Reference Room maintained by the Commission at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Commission at 1-800-SEC-0330. From the time our common stock began trading publicly on November 1, 2002, our common stock has been traded on Amex under the symbol "OFI."

                                  ANNUAL REPORT

      A copy of our annual report on Form 10-K for the fiscal year ended September 30, 2007, as filed with the Commission (exclusive of exhibits), accompanies this proxy statement. The annual report is not incorporated by reference into this proxy statement and is not deemed to be a part of this proxy solicitation material.

      Additional copies of our annual report (without exhibits) will be furnished by first class mail, without charge to any person from whom the accompanying proxy is solicited upon written or oral request to Overhill Farms, Inc., Attention: Investor Relations, 2727 East Vernon Avenue, Vernon, California 90058, telephone (323) 582-9977. If exhibit copies are requested, a copying charge of $.20 per page will be made. In addition, all of our public filings, including our annual report, can be found free of charge on the worldwide web at www.sec.gov.

                                  OTHER MATTERS

      In accordance with our bylaws, only business brought before the meeting by or at the direction of our board of directors or by any stockholder who complies with the advance notice procedures set forth in our bylaws may be conducted. As of the date of this proxy statement, our board of directors does not know of any other matter that will be brought before the meeting. However, if any other matter properly comes before the meeting, or any adjournment or postponement of the meeting, the person or persons voting the proxies will vote on that matter in accordance with their best judgment and discretion.

      STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

Dated: May 2, 2008

APPENDIX A

                              OVERHILL FARMS, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

                       2008 ANNUAL MEETING OF STOCKHOLDERS

                             TO BE HELD JUNE 3, 2008

         The undersigned hereby appoints James Rudis and Richard A. Horvath, or either of them individually, as the attorney, agent and proxy of the undersigned, with the power to appoint his substitute, to represent and vote, as designated on the reverse side, all shares of common stock of Overhill Farms, Inc. (the "Company") held of record by the undersigned at the close of business on May 2, 2008, at the 2008 annual meeting of stockholders to be held on June 3, 2008 at 9:00 a.m. Pacific time, at the Company's principal executive offices located at 2727 East Vernon Avenue, Vernon, California 90058 and at any and all adjournments and postponements thereof. The Company's board of directors recommends a vote "FOR ALL NOMINEES" on the proposal designated on the reverse side:

                (Continued and to be signed on the reverse side)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                              OVERHILL FARMS, INC.

                                  JUNE 3, 2008

                           Please sign, date and mail
                             your proxy card in the
                      envelope provided as soon as possible

     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL NOMINEES."

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR
                  VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1. To consider and vote upon a proposal to elect five nominees to the Company's board of directors:


[ ]   FOR ALL NOMINEES                              NOMINEES:
                                                    0 James Rudis
[ ]   WITHHOLD AUTHORITY                            0 Harold Estes
      FOR ALL NOMINEES                              0 Geoffrey A. Gerard
                                                    0 Alexander Auerbach
[ ]   FOR ALL EXCEPT                                0 Alexander Rodetis, Jr.
      (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: |X|

2. The proxy holder(s) are authorized to vote in their discretion upon such other business as may properly come before the meeting or any adjournments and postponements of the meeting.

         This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR ALL NOMINEES." All other proxies previously given by the undersigned in connection with the action proposed on this proxy are hereby expressly revoked. This proxy may be revoked at any time before it is voted by written notice to the Secretary of the Company, by issuance of a subsequent proxy or by voting at the meeting in person.
--------------------------------------------------------------------------------

To change the address on your account, please check the box at right and [ ] indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

--------------------------------------------------------------------------------
Signature of Stockholder_________________________________ Date: ________________
Signature of Stockholder_________________________________ Date: ________________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING.  [ ]


                                      A-2